Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with Mass Megawatts Wind Power, Inc.'s (the Company) Annual Report on Form 10KSB for the year ended April 30, 2003 ("Report"), the undersigned certifies that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company


Dated:    3/10/04                      By:  /s/ Jonathan Ricker
        --------------                     ---------------------------------
                                           Jonathan Ricker
                                           Chief Executive Officer and
                                           Chief Financial Officer


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